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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                   May 1, 2006
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                           United Parcel Service, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                    001-15451                     58-2480149
     --------                    ---------                     ----------
 (State or other                (Commission                  (IRS Employer
   jurisdiction                File Number)              Identification Number)
of incorporation)


          55 Glenlake Parkway, N.E.
               Atlanta, Georgia                                     30328
               ----------------                                     -----
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (404) 828-6000
                                                           --------------


                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 1, 2006, the forms of award agreement for nonqualified stock options and restricted performance units granted pursuant to the United Parcel Service, Inc. Incentive Compensation Plan were revised and updated. The revised forms are attached hereto as Exhibits 10.1 and 10.2.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     10.1         Form of Nonqualified Stock Option Award Agreement pursuant to the United Parcel Service, Inc.
                  Incentive Compensation Plan.

     10.2         Form of Restricted Performance Unit Award Agreement pursuant to the United Parcel Service, Inc.
                  Incentive Compensation Plan.








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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          UNITED PARCEL SERVICE, INC.



Date:  May 5, 2006        By: /s/ D. Scott Davis
                              -----------------------
                              Name:  D. Scott Davis
                              Title: Senior Vice President, Treasurer and Chief Financial Officer


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                                 EXHIBIT INDEX

Exhibit No.       Description
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
   10.1           Form of Nonqualified Stock Option Award Agreement pursuant to the United Parcel Service, Inc.
                  Incentive Compensation Plan.

   10.2           Form of Restricted Performance Unit Award Agreement pursuant to the United Parcel Service, Inc.
                  Incentive Compensation Plan.